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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                          __________________________

                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant  to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                          __________________________

        Date of Report (Date of earliest event reported)  July 26, 2001


                          Madison River Capital, LLC
            (Exact Name of Registrant as Specified in Its Charter)



            Delaware                       333-36804             56-2156823
  (State or Other Jurisdiction of    Commission File Number   (I.R.S. Employer
  Incorporation or Organization)                             Identification No.)


                            103 South Fifth Street
                         Mebane, North Carolina 27302
         (Address of Principal Executive Offices, Including Zip Code)

                                (919) 563-1500
             (Registrant's Telephone Number, Including Area Code)


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ITEM 5.  Other Events

     On July 26, 2001, Madison River Capital, LLC issued a press release announcing its financial and operating results for the second quarter and six month period ended June 30, 2001. The press release is attached hereto as
Exhibit 99.1 and is hereby incorporated by reference herein.


ITEM 7.  Financial Statements and Exhibits

(a)  Financial statements of businesses acquired.

     Not applicable

(b)  Pro forma financial information.

     Not applicable

(c)  Exhibits.

     99.1  Press release dated July 26, 2001 of Madison River Capital, LLC.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MADISON RIVER CAPITAL, LLC


Date: August 1, 2001                   /s/  PAUL H. SUNU
                                       -------------------------------------
                                       Name: Paul H. Sunu
                                       Title: Managing Director, Chief Financial
                                              Officer and Secretary
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                                 EXHIBIT INDEX

    Exhibit
    Number                                Description
    ------     --------------------------------------------------------------

     99.1      Press release dated July 26, 2001 of Madison River Capital, LLC.